UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

November 15, 2018

Notice and Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, November 15, 2018

Dear Fellow LightPath Stockholders:	October 1, 2018

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of LightPath Technologies, Inc. The meeting will be held on Thursday, November 15, 2018 at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel. The address is 9300 Airport Boulevard, Orlando, Florida 32827. The purpose of the Annual Meeting is to vote on the following:

1.
To elect Class II directors to our Company’s Board of Directors;

2.
To approve our Company’s 2018 Omnibus Incentive Plan (the “Incentive Plan”);

3.
To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

4.
To ratify the selection of Moore Stephens Lovelace, P.A. (“Moore Stephens Lovelace”) as our independent registered public accounting firm; and

5.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Only stockholders of record at the close of business on September 17, 2018 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote in person at the Annual Meeting or by internet, telephone, or mail as follows:

By Internet Visit www.AALvote.com/LPTH	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form	In Person Attend the Annual Meeting in Orlando

/s/ J. James Gaynor	/s/ Robert Ripp
J. James Gaynor	Robert Ripp
President & Chief Executive Officer, Director	Chairman of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
 To be held November 15, 2018

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, November 15, 2018 at 11:00 a.m. EDT, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel located at 9300 Airport Boulevard, Orlando, Florida 32827.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2018.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2018, are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Dorothy Cipolla at 1-800-472-3486 ext. 305, or dcipolla@lightpath.com, to request a copy of the proxy statement, annual report, or proxy card, or to obtain directions to such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Robert Ripp, Chairman of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about October 1, 2018 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on September 17, 2018 (the “Record Date”), you were a stockholder of record of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock), our only class of common stock issued and outstanding. On the Record Date, there were 25,773,605 shares of Class A common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by written proxy, telephone, or the internet to ensure your vote is counted. Even if you vote by proxy, you may still vote in person if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Proposal 4 is a “discretionary” matter. The election of directors under Proposal 1, the approval of the Incentive Plan under Proposal 2, and the advisory say-on-pay vote under Proposal 3 are “non-discretionary” items.

You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of three Class II directors to our Board; (ii) the approval of the Incentive Plan; (iii) an advisory say-on-pay vote; and (iv) the ratification of the selection of Moore Stephens Lovelace as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For” any or all of the nominees listed ● Vote “Withhold” to withhold your vote for any or all of the nominees listed	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Approval of the Incentive Plan	FOR	● Vote “For” the approval of the Incentive Plan ● Vote “Against” the approval of the Incentive Plan ● Abstain from voting on this proposal	Approved if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

3 – Approval of the compensation of our named executive officers	FOR	● Vote “For” the approval of the compensation of our named executive officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

4 – Ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●
In Person. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●
By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

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By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●
In Person. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials.

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By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

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FOR the nominees listed under Proposal 1;

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FOR the approval of the Incentive Plan under Proposal 2;

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FOR the compensation of our named executive officers under Proposal 3; and

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FOR the ratification of Moore Stephens Lovelace as our independent registered public accounting firm under Proposal 4.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●
submitting a new proxy with a later date;

●
sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

●
voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Class A common stock entitled to vote must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the record date, there were 25,773,605 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 12,886,803 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (in person or represented by proxy) may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the Fiscal 2020 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 3, 2019, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2020 annual meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal 2020 annual meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the fiscal 2019 Annual Meeting, or July 18, 2019, and no later than 90 days prior to the anniversary date of the fiscal 2019 Annual Meeting, or August 17, 2019. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2020 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report for the fiscal year ended June 30, 2018, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect three Class II directors, Sohail Khan, Dr. Steven Brueck and M. Scott Faris, each of who are current members of the Board, to serve for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

Voting Recommendation

FOR the election of each Class II director nominee.

Board and Committee Composition

Currently, we have seven directors with each director serving until his successor is elected and qualified. Our Board is divided into three classes, denoted as Class I, Class II, and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The Class I directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2020. The Class III directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2021. The Class II directors’ term expires at this Annual Meeting.

The table below lists each director, each such director’s committee memberships, the chairman of each Board committee, and each such director’s class.

Name	Audit	Compensation	Finance	Nominating & Corporate Governance	Class
Robert Ripp		☑	☑	☑	I
J. James Gaynor					I
Sohail Khan		☑	☑	☑	II
Steven Brueck	☑				II
M. Scott Faris	☑		☑		II
Louis Leeburg	☑	☑		☑	III
Craig Dunham	☑				III
Committee Chairman:	Leeburg	Ripp	Khan	Ripp

Biographical and Related Information – Director Nominees, Continuing Directors, and Executive Officers

The following is an overview of the biographical information for each of our directors and officers, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Class I Directors Robert Ripp, 77 Director (Chairman of the Board)
Mr. Ripp has served as one of our directors since 1999 and as Chairman of the Board since November 1999. During portions of fiscal year 2002, he also served as our Interim President and Chief Executive Officer. Previously, Mr. Ripp served on the board of directors of Ace Limited (“Ace”) from March 1993 to June 2016. In January 2016, Ace announced its acquisition of Chubb Limited and changed its name to Chubb Limited. Mr. Ripp also previously served on the board of directors of PPG Industries (“PPG”) from March 2003 to June 2016 and Axiall Corporation (“Axiall”) from February 2013 to June 2016. Ace, PPG, and Axiall all are listed on the New York Stock Exchange. Mr. Ripp has previous management experience, including serving as AMP Incorporated’s Chairman and Chief Executive Officer from August 1998 until April 1999 and as Vice President and Treasurer of IBM of Armonk, New York from 1989 to 1993. Mr. Ripp graduated from Iona College and earned a Master’s degree in Business Administration from New York University. Mr. Ripp’s extensive business, executive management, and financial expertise gained from various executive positions coupled with his ability to provide leadership skills to access strategic plans, business operational performance, and potential mergers and acquisitions, qualify him for service as one of our directors.

J. James Gaynor, 67 President & Chief Executive Officer, Director
Mr. Gaynor has served as our President, Chief Executive Officer, and as a Director since January 2008, and, prior to that, served as Interim Chief Executive Officer commencing in September 2007. From July 2006 to September 2007, Mr. Gaynor previously served as our Corporate Vice President of Operations. Mr. Gaynor is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd. (“LPOI”), our wholly-owned subsidiary, located in Jiading, People’s Republic of China, LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), our wholly-owned subsidiary, located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP Optics Corporation (“ISP”), our wholly-owned subsidiary, located in Irvington, New York, and ISP Optics Latvia SIA (“ISP Latvia”), our wholly-owned subsidiary located in Riga, Latvia. Mr. Gaynor is a mechanical engineer with over 30 years of business and manufacturing experience in volume component manufacturing in the electronics and optics industries. Prior to joining us, Mr. Gaynor served as Director of Operations and Manufacturing for Puradyn Filter Technologies, the Vice President of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division and has also held various executive positions with Spectrum Control, Rockwell International, and Corning Glass Works. Mr. Gaynor holds a Bachelor’s degree in Mechanical Engineering from the Georgia Institute of Technology and has worked in the manufacturing industries since 1976. His experience includes various engineering, manufacturing, and management positions in specialty glass, electronics, telecommunications components, and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction programs with turnaround and startup companies, acquisitions, and management. Mr. Gaynor has an in-depth knowledge of the optics industry gained through over 30 years of working in various capacities in the industry and understands the engineering aspects of our business, due to his engineering background. Mr. Gaynor’s experience and knowledge is necessary to lead us and qualify him for service as one of our directors.

Class II Directors
Sohail Khan, 64 Director
Mr. Khan has served as one of our directors since February 2005. Since September 2017, he has served as the managing partner of K5 Innovations, a technology consulting venture, he also served in such role from July 2011 to April 2013. He served as the President and Chief Executive Officer of ViSX Systems Inc., a pioneer and leader in media processing semiconductor solutions for video over IP streaming solutions from September 2015 until the company was acquired by Pixelworks in August 2017. From May 2013 to July 2014, he served as the Chief Executive Officer and a director of Lilliputian Systems, a developer of portable power products for consumer electronics. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Master’s of Business Administration from the University of California at Berkeley. Mr. Khan previously served on the board of directors and audit committee of Intersil Corporation, a public company, from October 2014 to March 2017, and the board of directors of VIXS Systems, Inc., a public company, until the acquisition by Renesas & Pixelworks in August 2017. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant 35 years of experience in executive management, particularly with respect to technology businesses, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as one of our directors.

Dr. Steven Brueck, 74 Director

Dr. Brueck has served as one of our directors since July 2001. Since July 2016, he has served as Vice President and Chief Scientific Officer at Armonica Technologies, Inc. He is a Distinguished Professor, Emeritus of Electrical and Computer Engineering and of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. Although he retired in 2014, he remains active as a University of New Mexico Research Professor. From 1986 to 2013, he served as Director of the Center for High Technology Materials. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Masters and Doctorate of Science degrees in Electrical Engineering. Dr. Brueck is a fellow of The Optical Society of America, the Institute of Electrical and Electronics Engineers, the American Association for the Advancement of Science, and the National Academy of Inventors. Dr. Brueck’s expertise in optics and optics applications, as well as his extensive fifty years of research experience in optics, lasers, detectors, lithography, nonlinear optics, and related fields qualify him for service as one of our directors.

M. Scott Faris, 53 Director
Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing, and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In September 2016, Mr. Faris was named the Chief Business Officer of Luminar Technologies, Inc., a leading developer of autonomous vehicle systems technologies including Lidar sensor suites. Mr. Faris has also served as a director of Luminar Technologies, Inc. since August 2016. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer until August 2016 and has served as Chairman of the board of directors since June 2013. In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer. In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid-state battery technology and products, and served as its Chief Executive Officer until June 2013. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the chairman of the Metro Orlando EDC. Mr. Farris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of Open Photonics, Inc. and Aerosonix, Inc., both of which are private companies. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

Class III Directors
Louis Leeburg, 64 Director
Mr. Leeburg has served as one of our directors since May 1996. Mr. Leeburg is currently a self-employed business consultant. Since 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute, and before that, he served as the Vice President for Finance. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. He is a member of Financial Foundation Officers Group and the chairman and trustee for the John E. Fetzer Memorial Trust Fund. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years, coupled with his knowledge gained as a certified public accountant, add invaluable knowledge to our Board and qualify him for service as one of our directors.

Craig Dunham, 62 Director
Mr. Dunham has served as one of our directors since April 2016, and prior to his appointment to the Board, he served as a consultant to the Board beginning in March 2014. Since April 2015, he has been providing business and M&A consulting. From May 2011 until March 2015, Mr. Dunham served as the Chief Executive Officer of Applied Pulsed Power Inc. (“APP”), a pulsed power components and systems company near Ithaca, New York. Mr. Dunham currently serves as a director of APP. From 2004 until 2011, Mr. Dunham was President, Chief Executive Officer and director of Dynasil Corporation (“Dynasil”), a NASDAQ listed company. He continues to be a director at Dynasil and is a member of their audit committee. Prior to joining Dynasil, Mr. Dunham spent approximately one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated (“Corning”) in manufacturing, engineering, commercial, and general management positions. At Corning, Mr. Dunham delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a Bachelor of Science degree in Mechanical Engineering and a Master’s degree in Business Administration from Cornell University. Mr. Dunham’s expertise in executive leadership, financial, strategic planning, operations and management, business acumen, optics/photonics market knowledge, and knowledge of the acquisitions process, qualifies him for service as one of our directors.

Executive Officers Who Do Not Serve as Directors

Donald O. Retreage, Jr., 64 Chief Financial Officer
Mr. Retreage was appointed chief Financial Officer on June 18, 2018. He most recently served as Senior Vice President of Houser Logistics from April 2017 to June 2018, where he was responsible for aligning strategic initiatives with corporate targets for customer service, revenue, and cost control. Prior to that, during a portion of 2017, Mr. Retreage was a Financial Specialist at Robert Half / Accountemps, and from October 2016 to January 2017, Mr. Retreage served as a Senior Business Consultant for International Services Inc., during which he worked with business owners to develop management processes, practices, and policies to drive profitability and grow businesses. From 2008 to 2015, Mr. Retreage served as Deputy Managing Director & Financial Director at Seaboard Management Corporation, a division of Seaboard Corporation. He received a Bachelor of Science in Business Administration, Accounting and Finance from University of Louisiana at Lafayette. Mr. Retreage is experienced in directing international business operations and aligning strategic initiatives with corporate targets for revenue, cost control, and employee development and engagement.

Dorothy Cipolla, 62 Vice President and Executive Director of Compliance, Treasury and Tax; Secretary and Treasurer
Ms. Cipolla was appointed as our Vice President and Executive Director of Compliance, Treasury and Tax in June 2018. She also serves as our Secretary and Treasurer since February 2006. Prior to June 2018, Ms. Cipolla served as our Chief Financial Officer from February 2006 until June 2018. Ms. Cipolla is also a director of LPOI, our wholly owned subsidiary, located in Jiading, People’s Republic of China, LPOIZ, our wholly owned subsidiary, located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP, our wholly owned subsidiary located in Irvington, New York, and ISP Latvia, our wholly-owned subsidiary located in Riga, Latvia. From March 2004 to February 2006, Ms. Cipolla was the Chief Financial Officer and Secretary of LaserSight Technologies, Inc. (“LaserSight”). Prior to joining LaserSight, she served in various financial management positions. From 1994 to 1999, she was Chief Financial Officer and Treasurer of Network Six, Inc., a NASDAQ-listed professional services firm. From 1999 to 2002, Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility. She received a Bachelor of Science degree in Accounting from Northeastern University and is a Certified Public Accountant in Massachusetts.

Alan Symmons, 46 Executive Vice President of Operations
Mr. Symmons has served as our Executive Vice President of Operations since January 2015. Previously, Mr. Symmons served as our Vice President of Corporate Engineering beginning in August 2010 until January 2015 and our Director of Engineering from December 2008 to August 2010. Prior to that, Mr. Symmons served as our Opto-Mechanical Manager from October 2006 to December 2008. Prior to joining us, Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix (“MFLEX”), dedicated to the manufacture of cell phone camera modules. From 2000 to 2006, Mr. Symmons worked for Applied Image Group – Optics (“AIG/O”), a recognized leader in precision injection molded plastic optical components and assemblies, working up to Engineering Manager. AIG/O was purchased by MFLEX in 2006. Prior to 2000, Mr. Symmons held engineering positions at Ryobi N.A., SatCon Technologies, and General Dynamics. Mr. Symmons has a Bachelor of Science degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a Master’s degree in Business Administration from the Eller School of Management at the University of Arizona.

CORPORATE GOVERNANCE

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, Nominating and Corporate Governance Committee, and a Finance Committee. The entire Board met five times, including telephonic meetings, during fiscal 2018. Five directors attended 100% of the Board meetings and the other two directors attended 80% of the Board meetings. Directors attended 100% of the meetings held by committees of the Board on which they served. All of the then elected directors attended the fiscal 2018 Annual Meeting of Stockholders on October 26, 2017.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which consists of Dr. Steven Brueck, M. Scott Faris, Craig Dunham, and Louis Leeburg (Chairman), met seven times during fiscal 2018. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization.

The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Audit Committee’s responsibilities include, among others, engaging and terminating our independent registered public accounting firm, oversight of the independent registered public accounting firm, and determining the compensation for their engagement(s). The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The NASDAQ Capital Market (the “NCM”). The Board has also determined that three members of the Audit Committee, Mr. Leeburg, Mr. Faris, and Mr. Dunham, are “audit committee financial experts” as defined by SEC rules and qualify as independent in accordance with the NCM rules. Mr. Leesburg’s, Mr. Faris’, and Mr. Dunham’s respective business experience that qualifies each director to be determined as “audit committee financial expert” is described above.

Compensation Committee. The Compensation Committee, which consisted of Sohail Khan, Robert Ripp (Chairman), and Louis Leeburg, met twice during fiscal 2018. The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring our compensation policies and philosophy, including administering our Amended and Restated Omnibus Incentive Plan, pursuant to which incentive awards, including stock options, are granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board. After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation.

In fiscal 2017, the Compensation Committee retained Meridian Consulting Partners, LLC (the “Consultant”), as a compensation consultant, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program. The Consultant’s engagement by the Compensation Committee included reviewing and recommending the structure of our compensation program and advising on all significant aspects of executive compensation, including base salaries, annual incentives, and long-term equity incentives for our named executive officers, as well as director compensation. At the request of the Compensation Committee, the Consultant collected relevant market data to allow the Compensation Committee to compare components of our compensation program to those of our peers, provided information on executive compensation trends and implications, and made other recommendations to the Compensation Committee regarding our executive and director compensation programs. In determining the form and amount of compensation to be paid to the named executive officers for fiscal 2018, the Compensation Committee considered the information gathered by and recommended by the Consultant. The Compensation Committee evaluated the independence of the Consultant at the time of engagement and determined that the Consultant was independent pursuant to the factors set forth in Section 10C-1 of the Securities Exchange Act, as amended. The Compensation Committee plans to engage the Consultant every two years to review and make recommendations on the Company’s executive compensation plans. No services were provided by the Consultant during fiscal 2018.

Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman) Robert Ripp, and M. Scott Faris, met three times during fiscal 2018. The Finance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Finance Committee oversees our financial management, including overseeing our strategic and transactional planning and activities, global financing, capital structure objectives and plans, insurance programs, tax structure, and investment program and policies.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Robert Ripp (Chairman), Sohail Khan and Louis Leeburg, met once during fiscal 2018. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investor” tab. The Nominating and Corporate Governance carries out the responsibilities delegated by the Board relating to our director nominations process and procedures, and developing, maintaining, and monitoring compliance with the Company’s corporate governance policies, guidelines, and activities.

All current committee members are expected to be reappointed to the same committees at the Board meeting to be held immediately following the Annual Meeting.

Nominations Process and Criteria

The Nominating and Corporate Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. The Committee and the Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Committee and the Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

They will also identify, recruit, and screen candidates for the Board, consistent with criteria approved by the Board. The Committee and Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2018 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 7 of this Proxy Statement, to:

Corporate Secretary
LightPath Technologies, Inc.
2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826

The Corporate Secretary will promptly forward any such correspondence to the Chairman of the Nominating and Corporate Governance Committee for review and consideration by the Nominating and Corporate Governance Committee in accordance with the criteria described above.

Director Independence

In accordance with NCM and SEC rules, the Board affirmatively determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board has determined that each of the following non-employee directors serving during fiscal 2018 is independent and has no relationship with us, except as one of our directors and stockholders.

Robert Ripp	Sohail Khan
Steven Brueck	Louis Leeburg
M. Scott Faris	Craig Dunham

All of the members of the Audit, Finance, Nominating and Corporate Governance, and Compensation Committees are also independent.

The Board approved an Amended and Restated Code of Business Conduct and Ethics (the “Code”) on April 28, 2016. The Code applies to all of our employees, officers, and directors, including our principal executive officers, principal financial officers, and principal accounting officer or controller, or persons performing similar functions. The Board also approved an Amended and Restated Code of Business Conduct and Ethics for Senior Financial Officers (the “Senior Financial Officer Code”), which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, accounting manager, and persons performing similar functions. Copies of the Code and the Senior Financial Officer Code are available on our website at www.lightpath.com, under the “Investor” tab, or may be obtained free of charge by writing to: Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Neither the Audit Committee nor the Board have adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by the Audit Committee and documented in its meeting minutes.

Our Code also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Chief Executive Officer or, in the case of the Chief Executive Officer, to the Chairman of the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to his or her immediate supervisor, who will then make prompt and full disclosure to our Chief Executive Officer. Directors are required to disclose any conflict of interests to the Chairman of the Audit Committee and are prohibited from voting on any matter(s) in which they have a conflict of interest. In addition, directors and executive officers are required to disclose in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

From the period beginning July 1, 2017 and ending October 1, 2018, there were no current or proposed related party transactions.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Robert Ripp serving as Chairman and Mr. J. James Gaynor serving as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Gaynor is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to the Chairman of the Audit Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 17, 2018, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each of our directors (which includes all nominees), (ii) each of the named executive officers, (iii) our directors and named executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of Class A common stock outstanding as of September 17, 2018 was 25,773,605.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 17, 2018, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities					Percent Owned
	Class A Common Stock					(%)
Name and Address (1)(10)	Restricted (2)	Unrestricted	Options	Amount of Shares of Class A Common Stock Beneficially Owned
Robert Ripp, Director	316,167	723,751	—	1,039,918	(3)	4.0%
Louis Leeburg, Director	316,167	92,691	—	408,858	(4)	1.6%
Sohail Khan, Director	317,367	20,661	—	338,028		1.3%
Dr. Steven Brueck, Director	316,167	70,870	—	387,037	(5)	1.5%
M. Scott Faris, Director	215,467	—	—	215,467		*
Craig Dunham, Director	125,007	33,000	—	158,007		*
J. James Gaynor, President, CEO & Director	25,354	172,147	464,948	662,449	(6)	2.5%
Dorothy Cipolla, VP & Executive Director, Secretary & Treasurer	8,602	23,925	164,340	196,867	(7)	*
Alan Symmons, Executive Vice President of Operations	9,055	14,636	175,884	199,575	(8)	*

All directors and named executive officers currently holding office as a group (9 persons)	1,649,353	1,151,681	805,172	3,606,206		12.8%

Wellington Trust Company	—	2,136,825	—	2,136,825		8.3%
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(9)	8.8%

*Less than 1%

Notes:
(1)
Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed on August 15, 2013, is 13 Building, No. 439, Chunxiao Rd., Zhangjiang High-tech Park, Pudong, Shanghai 201203, People’s Republic of China. The address for Wellington Trust Company, as filed on a Schedule 13G filed on February 8, 2018, is 280 Congress Street, Boston, Massachusetts 02210.
(2)
Restricted stock units awarded to our directors vest over three years. All directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, these vested shares remain unissued. All of the director’s unvested restricted stock units will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the restricted stock unit awards. The amounts of vested shares for each director, other than Mr. Gaynor, are as follows: Mr. Ripp – 263,005, Mr. Leeburg – 263,005, Mr. Khan – 264,205, Dr. Brueck – 263,005, Mr. Faris – 162,305, and Mr. Dunham – 71,845.
(3)
Does not include 7,812 shares of Class A common stock, which are owned by trusts for Mr. Ripp's adult children and for which he disclaims beneficial ownership.
(4)
Includes 92,691 shares of Class A common stock, which are held jointly with his wife and for which he shares voting and investment power.

(5)
Includes 70,870 shares of Class A common stock held by a family trust for which he shares voting and investment power.
(6)
Includes 464,948 shares of Class A common stock with respect to which Mr. Gaynor has the right to acquire. Mr. Gaynor holds options that are currently exercisable for an aggregate of 464,948 shares of Class A common stock. This amount does not include 55,381 shares of Class A common stock underlying options that remain unvested.
(7)
Includes 164,340 shares of Class A common stock with respect to which Ms. Cipolla has the right to acquire. Specifically, Ms. Cipolla holds options that are currently exercisable for an aggregate of 164,340 shares of Class A common stock. This amount does not include 19,089 shares of Class A common stock underlying options that remain unvested.
(8)
Includes 175,884 shares of Class A common stock with respect to which Mr. Symmons has the right to acquire. Mr. Symmons holds options that are currently exercisable for an aggregate of 175,884 shares of Class A common stock. This amount does not include 20,725 shares of Class A common stock underlying options that remain unvested.
(9)
Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.
(10)
Mr. Donald Retreage, Jr. was appointed Chief Financial Officer on June 18, 2018. He was not considered a named executive officer for fiscal 2018; thus, he is not included in the table above.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, requires that our directors and executive officers, and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Class A common stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving the Reporting Persons.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executives officers required to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to recognize the achievement of our specific short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. The Compensation Committee has structured compensation of our named executive officers to incentivize achievement of our business goals and reward our named executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the fiscal 2018 annual meeting of stockholders, held in October 2017, and as approved by the Board, we will include an annual advisory “say-on-pay” vote in our proxy statement, including this Proxy Statement for the fiscal 2019 Annual Meeting. Our next required stockholder advisory “say-on-frequency” vote will occur at our fiscal 2023 annual stockholders’ meeting. The most recent “say-on-pay” advisory vote occurred at the fiscal 2018 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

●
the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;

●
the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

●
compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and

●
our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual short-term cash incentive awards, and long-term equity incentive awards for our named executive officers.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under the requirements of the Internal Revenue Code of 1986, as amended, and Employment Retirement Income Security Act of 1974, as amended. The Company currently matches 100% of the first 2% of employee contributions.

Executive Compensation and Risk

Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operation and financial goals. We achieve this balance through a combination of elements in our overall compensation plans, including: (i) elements that reward different aspects of short-term and long-term performance; (ii) incentive compensation that rewards performance on a variety of different measures; and (iii) cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Executive Officer Stock Ownership Requirements

Effective as of January 1, 2016, our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The Board modified the minimum level of ownership in fiscal 2018. As modified, the guidelines set the target ownership level at five times the annual base cash compensation for our Chief Executive Officer and three times the annual base cash compensation for each of our other executive officers, as measured at fiscal year-end. The Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased.

For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and restricted stock units, count towards satisfaction of the ownership guidelines; however, with respect to any stock option award, only the number of shares equal to (i) the difference between the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year and the exercise price of the stock option multiplied by (ii) the number of shares underlying the stock option, then (iii) divided by the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year, are included for purposes of determining whether the stock ownership target is met. For example, if an officer is awarded a stock option of 100 shares of Class A common stock, with an exercise price of $1.00 per share, and the closing price of the Class A common stock as reported on the NCM on June 30, 2018 is $2.00, the number of shares of Class A common stock included from such stock option award for purposes of meeting the stock ownership target is 50 shares.

The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares owned at the time the required stock ownership level was met. Each executive officer will have until December 31, 2021, or five years after his or her date of becoming an executive officer, whichever is later, to meet the required ownership level.

As of June 30, 2018, Mr. Gaynor’s level of ownership was 1.91 times his base salary; thus has not yet met his target of 5.00. As of June 30, 2018, Ms. Cipolla’s level of ownership was 0.86 times her base salary, thus has not yet met her target of 3.00. As of June 30, 2018, Mr. Symmons’ level of ownership was 0.78 times his base salary; thus has not yet met his target of 3.00.

Name	Class A common stock	Options	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2018	Market Value at June 30, 2018	Base Salary	% of Salary
J. James Gaynor	87,709	174,257	261,966	$2.30	$602,522	$315,000	191%
Dorothy Cipolla	22,884	51,817	74,701	$2.30	$171,812	$200,000	86%
Alan Symmons	13,458	57,512	70,970	$2.30	$163,231	$210,000	78%

2018 Incentive Program

Our fiscal 2018 incentive program has two key components: (i) the Short-Term Incentive (“STI”) program, and (ii) the Long-Term Incentive (“LTI”) program. The STI program is comprised of awards based on our achievement of specific fiscal year financial objectives (the “STI Award”), which were set prior to the beginning of fiscal 2018. The LTI program is comprised of (i) a discretionary stock option award, based on achievement of subjective larger corporate goals evaluated over a one-year performance period (the “LTI Annual Award”), which goals were set prior to the beginning of fiscal 2018 and (ii) an equity award based on the achievement of pre-established financial performance metrics evaluated over a three-year performance period (the “LTI Multi-Year Award” and, together with the LTI Annual Award, the “LTI Awards”), which metrics were set prior to the beginning of fiscal 2018.

Our incentive program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2018, Mr. Gaynor was the only “level one” participant and Ms. Cipolla and Mr. Symmons were the only “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2018 were calculated by applying designated portions of their respective bonus pool amounts, which were set by the Compensation Committee, to formulas for each of the components of the STI and LTI programs.

For fiscal 2018, (i) Mr. Gaynor’s bonus pool amount for the STI Award was set at $215,000 and his bonus pool amount for the LTI Awards was set at $125,000; (ii) Ms. Cipolla’s bonus pool amount for the STI Award was set at $80,000 and her bonus pool amount for the LTI Awards was set at $50,000; and (ii) Mr. Symmon’s bonus pool amount for the STI Award was set at $85,000 and his bonus pool amount for the LTI Awards was set at $50,000.

STI Program

In order to determine a participant’s STI Award, the portion of such participant’s bonus pool amount applicable to the STI Award calculation ($215,000 in the case of Mr. Gaynor, $80,000 in the case of Ms. Cipolla, and $85,000 in the case of Mr. Symmons), was multiplied by approximately 33.3% and the product was used as a baseline for determining the bonus for each component of the STI Award (“STI Baseline”). The STI Baseline for each of the components was $71,595, $26,640, and $28,305 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

Our fiscal 2018 financial objectives upon which the STI Award was based were as follows: (i) revenue growth over that of the prior fiscal year (the “Revenue Component”); (ii) adjusted EBITDA growth (which is earnings before income, taxes, depreciation, and amortization, as adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “Adjusted EBITDA Component”); and (iii) return on assets (adjusted to exclude the effect of goodwill and the non-cash income or expense associated with the mark-to-market adjustments to our June 2012 warrants) (the “ROA Component”). Each component of the STI Award is evaluated independently of the other components, and the LTI Awards are evaluated independently of the STI Award.

The Compensation Committee determined that achievement of the STI Award would be paid 50% in cash and 50% in restricted stock units; however, the Compensation Committee retained the discretion to adjust the allocation of the STI Award between cash and restricted stock units prior to payment. As discussed below, since we did not achieve any of the components of the STI Award in fiscal 2018, none of the participants earned the STI Award.

Revenue Component

The Revenue Component was based on our achievement of year-over-year revenue growth of at least 12% in fiscal 2018. The Compensation Committee determined that, for purposes of the year-over-year comparison, revenue for fiscal 2017 would be adjusted to include revenues generated by ISP as if the acquisition occurred on July 1, 2016, instead of December 21, 2016, resulting in the inclusion of revenues generated by ISP, on a pro forma basis, for the entire fiscal year 2017. If we achieved or exceeded the target of 12% of year-over-year growth in fiscal 2018, our participants would be entitled to a bonus award under the Revenue Component equal to such participant’s STI Baseline multiplied by the sum of (i) 100% plus (ii) the sum of the actual year-over-year growth in total revenues less the target of 12%.

Without the pro forma adjustment to revenue in fiscal 2017, our revenue in fiscal 2018 increased by 15%, as compared to fiscal 2017. However, with the pro forma adjustment to revenue in fiscal 2017 (to include ISP's revenue, on a pro forma basis, for the entire fiscal year 2017), we had no year-over-year revenue growth, compared to the fiscal 2017. Accordingly, the target was not met and the participants did not earn the Revenue Component of the STI Award.

Adjusted EBITDA Component

In order for our participants to earn a bonus with respect to the Adjusted EBITDA Component, we had to meet or exceed a minimum adjusted EBITDA margin target established by the Compensation Committee for fiscal 2018. The adjusted EBITDA margin was calculated by dividing the fiscal 2018 adjusted EBITDA by the fiscal 2018 revenues and the target was set at 28% for fiscal 2018. If our adjusted EBITDA margin for fiscal 2018 equaled or exceeded the target, then each participant would earn a bonus equal to such participant’s STI Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that adjusted EBITDA for fiscal 2018 exceeded adjusted EBITDA for fiscal 2017, up to a maximum growth rate of 50%. If we did not achieve at least the adjusted EBITDA margin target, or there was no growth year-over-year in adjusted EBITDA, our participants would not earn a bonus with respect to the Adjusted EBITDA Component.

We did not meet the adjusted EBITDA margin target for fiscal 2018. Accordingly, the participants did not earn the Adjusted EBITDA Component of the STI Award.

ROA Component

The ROA Component was based on achieving a return on assets target of at least 16% for fiscal 2018. If the return on assets for fiscal 2018 equaled or exceeded the target, then the participants would be entitled to a bonus award under the ROA Component equal to such participant’s STI Baseline multiplied by 100%. For fiscal 2018, the actual return on assets equaled 2%, which did not meet the target. Accordingly, the participants did not earn the ROA Component of the STI Award.

The following table sets forth (i) each participant’s STI Award bonus pool amount for fiscal 2018, (ii) the STI Baseline dollar amount, used in the calculation of the STI Award bonus, and (iii) the amount earned for each component of the STI Award:

			Bonus Award Earned
Participant	Total 2018 STI Award Bonus Pool ($)	Baseline for Each Component of STI Award ($)	Revenue ($)	Adjusted EBITDA ($)	ROA ($)
J. James Gaynor	215,000	71,595	0	0	0
Dorothy Cipolla	80,000	26,640	0	0	0
Alan Symmons	85,000	28,305	0	0	0

LTI Program

The LTI Awards are comprised of two components: (i) the LTI Annual Award and (ii) the LTI Multi-Year Award.

LTI Annual Award

The LTI Annual Award is a discretionary award made by our Compensation Committee that was based on the achievement of certain corporate goals set by the Compensation Committee for fiscal 2018. In order to determine a participant’s LTI Annual Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the LTI Awards calculation ($125,000 in the case of Mr. Gaynor, $50,000 in the case of Ms. Cipolla, and $50,000 in the case of Mr. Symmons), was multiplied by 40%. Thus, the bonus opportunity for the LTI Annual Award was $50,000, $20,000, and $20,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively. Participants can earn any portion of the bonus opportunity for the LTI Annual Award. The Compensation Committee determined that if earned, the LTI Annual Award would be paid as a stock option, with one-third of the stock option vesting on each of the first, second, and third anniversaries of the grant date.

For fiscal 2018, the corporate goals were: (i) complete the full integration of ISP and meet the planned ISP revenue goal for fiscal 2018, (ii) fully deploy the Visual ERP system to include ISP Latvia's facility in Riga, Latvia, (iii) implement capacity increases at LPOIZ's facility in Zhenjiang China and ISP Latvia's facility in Riga, Latvia to support planned infrared growth, including increasing coating capacity for germanium at LPOIZ's facility, fully qualifying our new BD6 germanium-free coating, expanding our diamond turning capacity, and improving our diamond turning productivity at ISP Latvia's facility, and (iv) ensure tooling manufacturing in Orlando is increased to meet growing demand particularly for infrared products.

At the end of fiscal 2018, our Chief Executive Officer provided an executive summary to the Compensation Committee, which summarized our achievements with respect to the corporate goals. The Compensation Committee determined whether the corporate goals were met and whether LTI Annual Awards would be made.

After reviewing our Chief Executive Officer’s executive summary, the Compensation Committee determined that each participant partially met the corporate goals established for the LTI Annual Award. Accordingly, the Compensation Committee granted a stock option award with a value of $7,500, $3,000, and $3,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively. The stock option awards will have an exercise price equal to 115% of the then-current market price at the date of issuance, which is currently expected to be in November 2018. The stock option awards will be subject to a three-year vesting period.

LTI Multi-Year Award

The LTI Multi-Year Award is an equity award based on the achievement of pre-established financial performance metrics over a three-year performance period. In order to determine a participant’s LTI Multi-Year Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the LTI Awards calculation ($125,000 in the case of Mr. Gaynor, $50,000 in the case of Ms. Cipolla, and $50,000 in the case of Mr. Symmons), was multiplied by 60%. Thus, the bonus opportunity for the LTI Multi-Year Award was $75,000, $30,000, and $30,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The performance metrics upon which the LTI Multi-Year Award was based are as follows: (i) revenue (the “LT Revenue Component”); (ii) book value per share of Class A common stock (the “LT Book Value Component”); and (iii) adjusted EBITDA margin (the “LT EBITDA Component”). The Compensation Committee set a target for each component for each year during the three-year period (July 1, 2017 through June 30, 2020). Each performance component was valued at “one point” for each year during the three-year period. For each performance component for which the target is achieved, the participants each earn “one point.” Thus, the LT Revenue Component is worth one point per year during the three-year performance period, the LT Book Value Component is worth one point per year during the three-year performance period, and the LT EBITDA Component is worth one point per year during the three-year performance period.

The payout opportunity based on the number of total points earned during the three-year performance period is shown in the table below.

Number of Points Earned	Percentage of Payout of LTI Multi-Year Award
0-3	0%
4	50%
5	60%
6	75%
7	100%
8	110%
9	125%

Each component of the LTI Multi-Year Award is evaluated independently of the other components during each year of the performance. The Compensation Committee determined that if earned at the end of the three-year performance period, the LTI Multi-Year Award would be paid as restricted stock units.

LT Revenue Component – Fiscal 2018

The Compensation Committee set the LT Revenue Component for fiscal 2018 at $38.5 million, which represents year-over-year revenue growth of 12%,compared to fiscal 2017. The Compensation Committee determined that, for purposes of the year-over-year comparison, revenue for fiscal 2017 would be adjusted to include revenues generated by ISP as if the acquisition occurred on July 1, 2016, instead of December 21, 2016, resulting in the inclusion of revenues generated by ISP, on a pro forma basis, for the entire fiscal year 2017. Our total revenue for fiscal 2018 was less than the target; thus, the participants did not earn a point for the LT Revenue Component in fiscal 2018.

LT Book Value Component – Fiscal 2018

The Compensation Committee set the LT Book Value Component for fiscal 2018 at $1.20 book value per share of Class A common stock. Our book value per share of Class A common stock for fiscal 2018 was $1.37; thus, the participants each earned one point.

LT EBITDA Component – Fiscal 2018

The Compensation Committee set the LT EBITDA Component for fiscal 2018 at an adjusted EBITDA margin of 28%. Our adjusted EBITDA margin for fiscal 2018 was less than the target; thus, the participants did not earn a point for the LT EBITDA Component in fiscal 2018.

2017 Incentive Program

Our fiscal 2017 inventive bonus program was comprised of three types of awards: (i) awards based on the achievement of specific fiscal year financial objectives of the Company (the “Corporate Performance Award”); (ii) discretionary awards based on the achievement of subjective larger corporate goals (the “Discretionary Performance Award”); and (iii) awards based on the achievement of specific fiscal year financial objectives related to the acquisition of ISP (“ISP Award”). The Corporate Performance Award and Discretionary Performance Award were set prior to the beginning of fiscal 2017 and prior to the consummation of the ISP acquisition. Following the consummation of the ISP acquisition, the Compensation Committee determined that the Corporate Performance Award and Discretionary Performance Award should be based solely on the performance of our base business, excluding any financial results or corporate goals as a result of the ISP acquisition. Simultaneously, the Compensation Committee determined to set financial objectives related to the ISP Award.

Our incentive bonus program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2017, Mr. Gaynor was the only “level one” participant and Ms. Cipolla and Mr. Symmons were the only “level two” participants. Bonus opportunities for level one and level two participants for fiscal 2017 were calculated by applying designated portions of their respective bonus pool amounts, which were set by the Compensation Committee, to formulas for the Discretionary Performance Award and each of the four components of the Corporate Performance Award.

For fiscal 2017, 75% of Mr. Gaynor’s bonus pool amount was used to calculate his Corporate Performance Award and 25% of his bonus pool amount was used to calculate his Discretionary Performance Award. For fiscal 2017, 37.5% of Ms. Cipolla’s and Mr. Symmons’ respective bonus pool amounts were used to calculate their respective Corporate Performance Awards and 12.5% of their respective bonus pool amounts were used to calculate their respective Discretionary Performance Awards. For fiscal 2017, the ISP Award was calculated based on a fixed dollar amount of $36,700 for Mr. Gaynor, $12,400 for Ms. Cipolla, and $13,000 for Mr. Symmons.

Corporate Performance Awards

In order to determine a participant’s Corporate Performance Award, the portion of such participant’s bonus pool amount applicable to the Corporate Performance Award calculation (75% in the case of Mr. Gaynor and 37.5% in the case of Ms. Cipolla and Mr. Symmons), was divided by four and the quotient was used as a baseline for determining the bonus for each component of the Corporate Performance Award (for each component, the “Corporate Baseline”). The Corporate Baseline was $55,125, $18,703, and $19,688 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

Our fiscal 2017 corporate financial objectives upon which the Corporate Performance Awards were based were as follows: (i) revenue growth over that of the prior fiscal year (the “2017 Revenue Component”); (ii) strategic revenue growth (which is based upon the revenues generated by certain product lines and customers specified by the Compensation Committee at the time that the incentive bonus program was established for fiscal 2017) over that of the prior fiscal year (the “2017 Strategic Revenue Component”); (iii) adjusted EBITDA (which is earnings before income, taxes, depreciation, and amortization, as adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments related to our June 2012 warrants) (the “2017 Adjusted EBITDA Component”); and (iv) return on assets (adjusted to exclude the effect of the non-cash income or expense associated with the mark-to-market adjustments to our June 2012 warrants) (the “2017 ROA Component”). The 2017 Revenue Component, 2017 Strategic Revenue Component, 2017 Adjusted EBITDA Component, and the 2017 ROA Component were based solely on the financial results of LightPath’s base business, and did not take into account any financial results generated by ISP’s business. Each component of the Corporate Performance Award was evaluated independently of the other components, and the Discretionary Performance Award was evaluated independently of the Corporate Performance Award.

2017 Revenue Component

The 2017 Revenue Component was based on the Company achieving year-over-year revenue growth of at least 20.128% in fiscal 2017. If we achieved or exceeded the target of 20.128% of year-over-year growth in fiscal 2017, our participants would be entitled to a bonus award under the revenue component equal to such participant’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the sum of the actual year-over-year growth in total revenues less the target of 20.128%. If we did not achieve the target, our participants would be entitled to a bonus award under the 2017 Revenue Component equal to such officer’s Corporate Baseline multiplied by the quotient of (i) the actual revenue growth percentage in fiscal 2017 divided by (ii) the target revenue growth percentage for fiscal 2017.

LightPath revenue in fiscal 2017 increased by 18% compared to fiscal 2016. Accordingly, under the formula used to calculate each participant’s 2017 Revenue Component bonus (Corporate Baseline x 89.43%), Mr. Gaynor earned $49,297, Ms. Cipolla earned $16,726, and Mr. Symmons earned $17,606.

2017 Strategic Revenue Component

If the total LightPath strategic revenue in fiscal 2017 exceeded the total LightPath strategic revenue for fiscal 2016, our participants would be entitled to a bonus award under the 2017 Strategic Revenue Component equal to such participant’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that actual strategic revenue for fiscal 2017 exceeded the actual strategic revenue for fiscal 2016, up to a maximum growth rate of 50%. If we did not achieve at least the LightPath strategic revenue target, or if there was no growth year-over-year in strategic revenue, our participants would not earn a bonus with respect to the 2017 Strategic Revenue Component.

The total LightPath strategic revenue in fiscal 2017 was less than the total LightPath strategic revenue in fiscal 2016. Accordingly, the participants did not earn the 2017 Strategic Revenue Component bonus.

2017 Adjusted EBITDA Component

In order for our participants to earn a bonus with respect to the 2017 Adjusted EBITDA Component, we had to meet or exceed a minimum adjusted EBITDA margin target established by the Compensation Committee for fiscal 2017. The adjusted EBITDA margin was calculated by dividing the LightPath adjusted EBITDA for fiscal 2017 by the LightPath revenues for fiscal 2017 and the target was set at 20% for fiscal 2017. If our adjusted EBITDA margin for fiscal 2017 equaled or exceeded the target, then each participant earned a bonus equal to such participant’s Corporate Baseline multiplied by the sum of (i) 100% plus (ii) the percentage that the LightPath adjusted EBITDA for fiscal 2017 exceeded the LightPath adjusted EBITDA for fiscal 2016, up to a maximum growth rate of 50%. If we did not achieve at least the LightPath adjusted EBITDA margin target, or if there was no growth year-over-year in adjusted EBITDA, our participants would not earn a bonus with respect to the 2017 Adjusted EBITDA Component.

The actual LightPath adjusted EBITDA margin for fiscal 2017 equaled 22%, which satisfied the adjusted EBITDA margin target requirement. For fiscal 2017, our adjusted EBITDA was 78% higher than that for fiscal 2016. Accordingly, under the formula used to calculate each participant’s 2017 Adjusted EBITDA Component bonus (Corporate Baseline x 150%), Mr. Gaynor earned $82,688, Ms. Cipolla earned $28,055, and Mr. Symmons earned $29,532.

2017 ROA Component

The 2017 ROA Component was based on achieving a return on LightPath assets target of at least 16% for fiscal 2017. If the return on LightPath assets for fiscal 2017 equaled or exceeded the target, then the participants would be entitled to a bonus award under the 2017 ROA Component equal to such participant’s Corporate Baseline multiplied by 100%.

For fiscal 2017, the actual return on LightPath assets equaled 19%, which met the target. Accordingly, under the formula used to calculate each participant’s 2017 ROA Component bonus (Corporate Baseline x 100%), Mr. Gaynor earned $55,125, Ms. Cipolla earned $18,703, and Mr. Symmons earned $19,688.

The following table sets forth (i) each participant’s bonus pool amount for fiscal 2017, (ii) the percentage of bonus pool, and the corresponding Corporate Baseline dollar amount, used in the calculation of the Corporate Performance Award bonus, and (iii) the amount earned for each component of the Corporate Performance Award:

				Bonus Award Earned
Participant	Total 2017 Bonus Pool ($)	Bonus Pool for Corporate Performance Award Calculation (%)	Baseline for Each Component of Corporate Performance Award ($)	Revenue ($)	Strategic Revenue ($)	Adjusted EBITDA ($)	ROA ($)
J. James Gaynor	294,000	75	55,125	49,297	0	82,688	55,125
Dorothy Cipolla	199,500	37.5	18,703	16,726	0	28,055	18,703
Alan Symmons	210,000	37.5	19,688	17,606	0	29,531	19,688

Discretionary Performance Awards

In order to determine a participant’s Discretionary Performance Award, the portion of such participant’s bonus pool applicable to the Discretionary Performance Award calculation (25% in the case of Mr. Gaynor and 12.5% in the case of Ms. Cipolla and Mr. Symmons), was used as a baseline for determining the bonus opportunity for the Discretionary Performance Award (the “Discretionary Baseline”). The Discretionary Baseline was $73,500, $24,938, and $26,250 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The Discretionary Performance Awards are discretionary awards made by our Compensation Committee that are based on the achievement of certain LightPath corporate goals set by the Compensation Committee for fiscal 2017. At the end of fiscal 2017, our Chief Executive Officer provided an executive summary to the Compensation Committee, which summarized our achievements with respect to each such corporate goal. The Compensation Committee determined whether the corporate goals were met and whether Discretionary Performance Awards would be made.

For fiscal 2017, the LightPath corporate goals included: (i) the development of a capacity plan for our major manufacturing facilities, (ii) obtaining ISO TS16949 certification for our Zhenjiang manufacturing facility, (iii) improving our strategic ultra-precision mold/tooling operation, and (iv) successfully integrating the operations of ISP subsequent to the consummation of the acquisition of ISP (assuming that the ISP acquisition was consummated during fiscal 2017).

After reviewing our Chief Executive Officer’s executive summary, the Compensation Committee determined that for fiscal 2017, each participant met the corporate goals established with respect to the Discretionary Performance Award. Accordingly, under the formula used to calculate each participant’s Discretionary Performance Award bonus (Discretionary Baseline x 100%, if the goals are met), each participant earned a Discretionary Performance Award as follows:

Participant	Discretionary Baseline ($)	Total Amount Earned ($)
J. James Gaynor	73,500	73,500
Dorothy Cipolla	24,938	24,938
Alan Symmons	26,250	26,250

ISP Awards

Following the consummation of the acquisition of ISP, the Compensation Committee met and determined to set the ISP Awards. In order to determine a participant’s ISP Award, the Compensation Committee set each named participant’s baseline for determining the bonus opportunity for the ISP Award (the “ISP Award Baseline”). The ISP Award Baseline was $36,700, $12,400, and $13,000 for Mr. Gaynor, Ms. Cipolla, and Mr. Symmons, respectively.

The ISP Awards were based on the achievement of certain ISP corporate financial objectives set by the Compensation Committee for fiscal 2017, following the consummation of the ISP acquisition. For fiscal 2017, the ISP corporate financial objectives upon which the ISP Awards were based were as follows: (i) generating fiscal 2017 revenue of $6.9 million solely from the sales of ISP products (the “ISP Revenue Goal”), and (ii) achieving fiscal 2017 EBITDA margin with respect to ISP of 23% (the “ISP EBITDA Goal”). The ISP Revenue Goal and the ISP EBITDA Goal were each worth one-half of the ISP Award Baseline and each goal was evaluated independently of the other goal.

The ISP fiscal 2017 revenue was $8.0 million; thus, the ISP Revenue Goal was met. The ISP fiscal EBITDA margin was 31%; thus, the ISP EBITDA Goal was also met. Accordingly, under the formula used to calculate each named executive officer’s ISP Award bonus (ISP Award Baseline x 100%, if both the ISP Revenue Goal and the ISP EBITDA Goal are met), each participant earned an ISP Award as follows:

Participant	ISP Baseline ($)	Total Amount Earned ($)
J. James Gaynor	36,700	36,700
Dorothy Cipolla	12,400	12,400
Alan Symmons	13,000	13,000

Payment of Awards

Corporate Performance Awards are paid 50% in cash and 50% in restricted stock units; however, the Compensation Committee retained the discretion to adjust the allocation of the Corporate Performance Award between cash and restricted stock units prior to payment. The restricted stock units will vest on the third anniversary of the date of grant. The Corporate Performance Awards were paid 50% cash and 50% in restricted stock units for fiscal 2017.

The Discretionary Performance Awards were stock option grants, which vest one-third on each of the first, second, and third anniversaries of the grant date, and have an exercise price equal to the closing stock price on the day before the grant date plus a premium of 15%. The dollar amount of the award will be divided by the Black-Scholes-Merton value per share to determine the number of stock options to be issued.

The ISP Awards were paid in cash.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) our Chief Executive Officer and (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2018. We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2018. Our Chief Financial Officer, Donald Retreage, Jr. was appointed as Chief Financial Officer in June 2018; thus, for purposes of fiscal 2018, he did not qualify as one of the two other most highly compensated executive officers and is not included in the discussion below.

								Non-Equity
				Stock		Option		Incentive Plan		All Other
Name and Position	Fiscal	Salary		Awards		Awards		Compensation		Compensation	Total
	Year	($)		($) (1)		($) (2)		($)		($) (3)	($)
(a)	(b)	(c)		(e)		(f)		(g)		(i)	(j)
J. James Gaynor	2018	315,000	(4)	—		7,500	(5)	—		14,383	336,883
President & Chief Executive Officer	2017	284,712	(4)	93,555	(6)	73,500	(6)	130,255	(6)	—	582,022
Dorothy M. Cipolla	2018	200,000	(7)	—		3,000	(5)	—		14,135	217,135
Vice President and Executive Director, Treasurer & Secretary	2017	195,000	(7)	31,742	(6)	24,938	(6)	44,142	(6)	—	295,822
Alan Symmons	2018	210,000	(8)	—		3,000	(5)	—		42,465	255,465
Executive Vice President of Operations	2017	205,192	(8)	33,412	(6)	26,250	(6)	46,412	(6)	—	311,266

Notes:

(1)
For valuation assumptions on stock awards refer to note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2018. The disclosed amounts reflect the fair value of the restricted stock unit awards that were earned during the fiscal years ended June 30, 2018 in accordance with FASB ASC Topic 718.

(2)
For valuation assumptions on stock option awards refer to note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2018. The disclosed amounts reflect the fair value of the stock option awards that were earned during the fiscal years ended June 30, 2018 and 2017 in accordance with FASB ASC Topic 718.

(3)
For fiscal 2017, Other Compensation, as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. For fiscal 2017 and 2018, the nature of these compensatory items include our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees, vacation buyout and the match on the 401k plan. Amounts for Mr. Symmons in fiscal 2018 include $25,900 for undocumented living expenses when he was general manager of the ISP New York facility.

(4)
Mr. Gaynor’s base salary was 94% of his total compensation for fiscal 2018 and 49% of his total compensation for fiscal 2017.

(5)
Based on the achievement of certain criteria set by the Compensation Committee, the named executive officers did not earn their respective STI Awards during fiscal 2018. However, the named executive officers partially earned their respective LTI Annual Awards, which will be paid as stock options. Even though the LTI Annual Awards were earned in fiscal 2018, the awards will not be granted until fiscal 2019. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(6)
Based on the achievement of certain criteria, the named executive officers earned their respective incentive bonus awards for fiscal 2017. Pursuant to the terms of the incentive program for 2017, the earned portion of each named executive officer’s award was paid out 44% in cash and 56% in equity awards; however, even though the awards were earned for fiscal 2017, neither the cash portion nor the equity portion were paid in fiscal 2017. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(7)
Ms. Cipolla’s base salary was 92% of her total compensation for fiscal 2018 and 66% of her total compensation for fiscal 2017.

(8)
Mr. Symmons’ base salary was 82% of his total compensation for fiscal 2018 and 66% of his total compensation for fiscal 2017.

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information is disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2018, each named executive officer received a base salary and a LTI Annual Award and was eligible for STI Awards. Information on the specific components of executive compensation for fiscal 2018 can be found above under the heading “2018 Incentive Program.” With respect to fiscal 2017, each named executive officer received a base salary and incentive awards. Information on the specific components of executive compensation for fiscal 2017 can be found above under the heading “2017 Incentive Program.”

Additional details regarding the stock options and restricted stock units granted to each named executive officer is set forth below.

J. James Gaynor
				Compensation Expense (2)
Stock Option Grants (1)
Grant Date	Number of Shares	Number of Vested Shares		Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/25/12	40,000	40,000	(3)	1,188	-	-	-	-
1/31/13	13,000	13,000	(3)	678	-	-	-	-
10/31/13	50,000	50,000	(3)	8,772	2,192	-	-	-
10/30/14	50,000	37,500	(3)	8,439	8,439	2,109	-	-
10/29/15	23,000	11,500	(3)	4,194	4,194	4,194	1,048	-
10/27/16	117,108	117,108	(4)	137,930	-	-	-	-
10/27/16	60,870	15,218	(3)	70,017	-	-	-	-
10/26/17	28,795	-	(5)	-	73,500	-	-	-
				231,218	88,325	6,303	1,048	-

Restricted Stock Units
10/26/17	25,354	25,354	(6)	-	93,556	-	-	-

(1)
This table includes the stock options award of 177,978 shares that Mr. Gaynor earned during fiscal 2016, but was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table includes the restricted stock unit award of 25,354 shares and stock option awards of 28,795 shares that Mr. Gaynor earned during fiscal 2017, but was granted during fiscal 2018, based on the achievement of certain performance goals in fiscal 2017.

(2)
Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3)
Represents the number of shares vested as of June 30, 2018. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vested immediately.

(5)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

(6)
Represents the number of shares vested as of June 30, 2018. Restricted Stock Units granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

Dorothy Cipolla

Stock Option Grants (1)				Compensation Expense (2)
Grant Date	Number of Shares	Number of Shares		Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/25/12	12,500	12,500	(3)	371	-	-	-	-
1/31/13	4,000	4,000	(3)	208	-	-	-	-
10/31/13	15,000	15,000	(3)	2,632	658	-	-	-
10/30/14	15,000	11,250	(3)	2,532	2,532	633	-	-
10/29/15	7,000	3,500	(3)	1,276	1,276	1,276	318	-
10/26/16	20,652	20,652	(4)	23,755	-	-	-	-
10/26/16	39,733	39,733	(4)	46,798	-	-	-	-
10/26/17	9,770	-	(5)	-	24,938	-	-	-
				77,572	29,404	1,909	318	-

Restricted Stock Units
10/26/17	8,602	8,602	(6)	-	31,741	-	-	-

(1)
This table includes the stock options award of 60,385 shares that Ms. Cipolla earned during fiscal 2016, but that was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table includes restricted stock unit wards of 8,602 shares and stock option awards of 9,770 shares that Ms. Cipolla earned during fiscal 2017, but that was granted during fiscal 2018, based on the achievement of certain performance goals in fiscal 2017.

(2)
Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3)
Represents the number of shares vested as of June 30, 2018. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vested immediately.

(5)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

(6)
Represents the number of shares vested as of June 30, 2018. Restricted Stock Units granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

Alan Symmons

Stock Option Grants (1)				Compensation Expense (2)
Grant Date	Number of Shares	Number of Vested Shares (3)		Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/25/12	12,500	12,500	(3)	371	-	-	-	-
1/31/13	4,000	4,000	(3)	208	-	-	-	-
10/31/13	15,000	15,000	(3)	2,632	658	-	-	-
10/30/14	15,000	11,250	(3)	2,532	2,532	633	-	-
1/12/15	10,000	7,500	(3)	1,572	1,569	784	-	-
10/29/15	7,000	3,500	(3)	1,276	1,276	1,276	318	-
10/27/16	21,739	5,435	(4)	25,006	-	-	-	-
10/27/16	41,824	41,824	(4)	49,260	-	-	-	-
10/27/17	10,284	-	(5)	-	26,250	-	-	-
				82,857	32,285	2,693	318	-

Restricted Stock Units
10/26/17	9,055	9,055	(6)	-	33,413	-	-	-

(1)
This table includes the stock options award of 63,563 shares that Mr. Symmons earned during fiscal 2016, but that was granted during fiscal 2017, based on the achievement of certain performance goals in fiscal 2016. This table includes the restricted stock unit of 9,055 shares and stock option awards of 10,284 shares that Mr. Symmons earned during fiscal 2017, but was granted during fiscal 2018, based on the achievement of certain certain performance goals in fiscal 2017.

(2)
Compensation expense for grants of stock options is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3)
Represents the number of shares vested as of June 30, 2018. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

(4)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vested immediately.

(5)
Represents the number of shares vested as of June 30, 2018. Stock options granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

(6)
Represents the number of shares vested as of June 30, 2018. Restricted Stock Units granted as part of the incentive bonus program vests on each of the first, second and third anniversaries of the grant date.

Potential Payments Upon Termination or Change-of-Control

Mr. Gaynor is our only named executive officer entitled to any payments upon termination. If Mr. Gaynor is terminated without cause, he is entitled to a severance payment equal to three months’ salary, as well as three months’ paid COBRA benefits.

All of our named executive officers are entitled to certain payments in the event of a change-of-control. The following table sets forth the change-of-control payments due to each of our named executive officers.

Amount of Payment Upon
Executive Officer	A Change of Control (1)
J. James Gaynor (2)	$630,000
Dorothy Cipolla (3)	$50,000
Alan Symmons (3)	$52,500

(1)
A change-of-control is defined as any of the following transactions occurring:

●
The dissolution or liquidation of the Company;

●
Our stockholders approve an agreement providing for a sale, lease, or other disposition of all or substantially all of our assets and the transactions contemplated by such agreement are consummated;

●
A merger or a consolidation in which we are not the surviving entity;

●
Any person acquires the beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; and

●
The individuals who, prior to the transaction, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at lease fifty percent (50%) of the Board, except that if the election of or nomination for election by the stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be deemed to be a member of the Incumbent Board.

Notwithstanding the foregoing, a public offering of our common stock shall not be considered a change-of-control.

(2) Mr. Gaynor is entitled to twenty-four months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Mr. Gaynor would be paid in a lump sum and would only be paid out in the event Mr. Gaynor was no longer employed by us. All of Mr. Gaynor’s unvested stock options immediately vest upon a change-of-control.

(3) Ms. Cipolla and Mr. Symmons are entitled to three months’ compensation in the event of a change-of-control. Payments made pursuant to a change-of-control to Ms. Cipolla or Mr. Symmons would occur according to our normal payroll schedule and would only be paid out in the event they were no longer employed by us.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
(a)	(b)	(c)	(e)		(f)
Name	Number of	Number of	Option	Vesting	Option
	Securities	Securities	Exercise	Schedule	Expiration
	Underlying	Underlying	Price ($)		Date
	Unexercised	Unexercised
	Options (#)	Options (#)
	Exercisable	Unexercisable
J. James Gaynor (1)	50,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	25,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	40,000	—	$1.39	25%/yr for 4 yrs	10/27/2021
	20,000	—	$0.98	25%/yr for 4 yrs	10/25/2022
	50,000	—	$1.41	25%/yr for 4 yrs	10/31/2023
	37,500	12,500	$1.37	25%/yr for 4 yrs	10/30/2024
	11,500	11,500	$1.48	25%/yr for 4 yrs	10/29/2025
	55,556	—	$1.48	immediate	10/29/2025
	15,218	45,652	$1.78	25%/yr for 4 yrs	10/27/2026
	117,108	—	$1.56	immediate	10/27/2026
	—	28,795	$4.24	33%/yr for 3 yrs	10/26/2027
Dorothy Cipolla (2)	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	9,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	12,500	—	$0.98	25%/yr for 4 yrs	10/25/2022
	4,000	—	$0.87	25%/yr for 4 yrs	1/31/2023
	15,000	—	$1.41	25%/yr for 4 yrs	10/31/2023
	11,250	3,750	$1.37	25%/yr for 4 yrs	10/30/2024
	28,274	—	$1.48	immediate	10/29/2025
	3,500	3,500	$1.48	25%/yr for 4 yrs	10/29/2025
	39,733	—	$1.56	immediate	10/27/2026
	5,163	15,489	$1.78	25%/yr for 4 yrs	10/27/2027
	—	9,770	$4.24	33%/yr for 3 yrs	10/26/2027
Alan Symmons (3)	10,000	—	$2.66	25%/yr for 4 yrs	2/4/2020
	7,000	—	$2.69	25%/yr for 4 yrs	11/3/2020
	12,500	—	$1.39	25%/yr for 4 yrs	10/27/2021
	12,500	—	$0.98	25%/yr for 4 yrs	10/25/2022
	4,000	—	$0.87	25%/yr for 4 yrs	1/31/2023
	15,000	—	$1.41	25%/yr for 4 yrs	10/31/2023
	11,250	3,750	$1.37	25%/yr for 4 yrs	10/30/2024
	7,500	2,500	$1.27	25%/yr for 4 yrs	1/12/2025
	29,762	—	$1.48	immediate	10/29/2025
	3,500	3,500	$1.48	25%/yr for 4 yrs	10/29/2025
	41,824	—	$1.56	immediate	10/27/2026
	5,435	16,304	$1.78	25%/yr for 4 yrs	10/27/2026
	—	10,284	$4.24	33%/yr for 3 yrs	10/26/2027

(1)
This table does not include the stock option award equal to $7,500 that Mr. Gaynor earned, based on the achievement of certain performance goals in fiscal 2018. This table also does not include the restricted stock unit award, representing 25,354 shares of Class A common stock, which Mr. Gaynor earned based on the achievement of certain performance goals in fiscal 2017. All shares immediately vested on the grant date.
(2)
This table does not include the stock option award equal to $3,000 that Ms. Cipolla earned, based on the achievement of certain performance goals in fiscal 2018. This table also does not include the restricted stock unit award, representing 8,602 shares of Class A common stock, which Ms. Cipolla earned based on the achievement of certain performance goals in fiscal 2017. All shares immediately vested on the grant date.
(3)
This table does not include the stock option award equal to $3,000 that Mr. Symmons earned, based on the achievement of certain performance goals in fiscal 2018. This table also does not include the restricted stock unit award, representing 9,055 shares of Class A common stock, which Mr. Symmons earned based on the achievement of certain performance goals in fiscal 2017. All shares immediately vested on the grant date.

The stock options were issued pursuant to the Amended and Restated Omnibus Incentive Plan and have a ten-year life. The options will terminate 90 days after termination of employment, or in the case of termination due to death or permanent disability, the options will terminate one year after the date of termination.

DIRECTOR COMPENSATION

Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for fiscal 2018.

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name (1)	($)(2)	($)(3)	($)	($)
(a)	(b)	(c)	(g)	(h)
Robert Ripp	$100,000	$59,999	$-	$159,999
Sohail Khan	$40,000	$59,999	$-	$99,999
Dr. Steven Brueck	$36,000	$59,999	$-	$95,999
Louis Leeburg	$44,000	$59,999	$-	$103,999
M. Scott Faris	$36,000	$59,999	$-	$95,999
Craig Dunham	$36,000	$59,999	$-	$95,999

(1)
J. James Gaynor, our President and Chief Executive Officer during fiscal 2018, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Gaynor as an employee is disclosed in the Summary Compensation Table on page 31.

(2)
Total fees earned for fiscal 2018 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $25,000, Mr. Leeburg - $11,000, Dr. Brueck - $9,000, Mr. Khan - $10,000, Mr. Faris - $9,000, and Mr. Dunham - $9,000.

(3)	Reflects the fair value amount for restricted stock units granted for the fiscal year ended June 30, 2018 in accordance with ASC Topic 718.

Discussion of the Summary Compensation Table of Directors

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the Summary Compensation Table. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as a director as well as the skill-level required by us of members of our Board. For fiscal 2018, the Board increased the cash and stock-based incentive compensation awarded to directors. The annual cash portion of the directors’ compensation increased from $30,000 to $36,000 and the annual value of restricted stock awards increased from $50,000 to $60,000.

Cash Compensation Paid to Board Members

During fiscal 2018, directors received a monthly retainer of $3,000 per month. There are no meeting attendance fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the Chairman of the Board and Committee Chairmen for their additional responsibilities in overseeing their respective functions. The following table sets forth the annual fees paid to each director for fiscal 2018:

Name	Board Fee	Chairman Fee	Committee Chair Fee	Total Fees Earned for Fiscal Year 2018
Robert Ripp	$36,000	$60,000	$4,000	$100,000
J. James Gaynor (1)	$-			$-
Sohail Khan	$36,000		$4,000	$40,000
Steven Brueck	$36,000			$36,000
M. Scott Faris	$36,000			$36,000
Louis Leeburg	$36,000		$8,000	$44,000
Craig Dunham	$36,000			$36,000

(1)
Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Amended and Restated Omnibus Incentive Plan, including stock options, restricted stock awards, or units. In fiscal 2018, the following directors received grants under the Amended and Restated Omnibus Incentive Plan:

	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Price Per Share
Dr. Steven Brueck	16,260	10/26/2017	$3.69
Sohail Khan	16,260	10/26/2017	$3.69
Louis Leeburg	16,260	10/26/2017	$3.69
Robert Ripp	16,260	10/26/2017	$3.69
M. Scott Faris	16,260	10/26/2017	$3.69
Craig Dunham	16,260	10/26/2017	$3.69
	97,560

(1)
Mr. Gaynor did not receive any compensation for his service as a director because he is also an employee.

Additional details regarding the restricted stock units granted to each director, other than Mr. Gaynor, is set forth below.

Robert Ripp

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/31/13	35,460	35,460	4,173	-	-	-	-
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,668	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			52,452	55,830	44,164	24,991	4,996

Positions:        Chairman of the Board, Compensation Committee Chairman, Nominating & Corporate Governance Committee Chairman
Committees:    Compensation, Finance and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Sohail Khan

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/31/13	35,460	35,460	4,173	-	-	-	-
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,668	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			52,452	55,830	44,164	24,991	4,996

Positions:        Finance Committee Chairman
Committees:   Finance, Compensation and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Dr. Steven Brueck

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/31/13	35,460	35,460	4,173	-	-	-	-
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,668	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			52,452	55,830	44,164	24,991	4,996

Committees:   Audit Committee

(1)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Louis Leeburg

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/31/13	35,460	35,460	4,173	-	-	-	-
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,668	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			52,452	55,830	44,164	24,991	4,996

Positions:        Audit Committee Chairman
Committees:   Audit, Compensation and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(2)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

M. Scott Faris

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Number of Vested Shares (2)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/31/13	35,460	35,460	4,173	-	-	-	-
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,668	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			52,452	55,830	44,164	24,991	4,996

Committees:     Audit and Finance Committees

(1)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

Craig Dunham (1)

Restricted Stock Units			Compensation Expense (1)
Grant Date	Number of Shares	Nnumber of Vested Shares (3)	Actual Fiscal 2017 $	Actual Fiscal 2018 $	Projected Fiscal 2019 $	Projected Fiscal 2020 $	Projected Fiscal 2021 $
10/30/14	36,500	36,500	16,608	4,151	-	-	-
10/29/15	33,785	22,523	16,608	16,668	4,165	-	-
10/27/16	38,462	12,821	15,003	20,001	19,999	4,998	-
10/26/17	16,260	-	-	15,011	20,000	19,992	4,996
			48,219	55,830	44,164	24,991	4,996

Committees:    Audit Committee

(1)
Mr. Dunham served as a consultant to the Board from March 2014 until April 2016. In April 2016, he was appointed as a director. During the time period Mr. Dunham served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.

(2)
Compensation expense for grants of restricted stock units is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.

(3)
The number of shares vested are as of June 30, 2018. One-third of the restricted stock unit shares vests on each of the first, second and third anniversaries of the grant date.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of June 30, 2018, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	5,115,625(1)	$1.77(2)	1,650,870
Equity compensation plans not approved by security holders	—	—	—

(1)
Represents the number of underlying shares of Class A common stock associated with outstanding stock options and restricted stock units and shares available to be issued under the Amended and Restated Omnibus Incentive Plan.

(2)
Represents weight-average exercise price of stock options outstanding under the Amended and Restated Omnibus Incentive Plan. The weighted-average exercise price does not include the restricted stock unit awards.

PROPOSAL 2 – APPROVAL OF THE 2018 OMNIBUS INCENTIVE PLAN

What Am I Voting On?

Stockholders are being asked to approve the Incentive Plan, which was approved by our Board on August 30, 2018. The Incentive Plan will become effective on the date it is approved by our stockholders, and will replace our Amended and Restated Omnibus Incentive Plan, which is the only plan under which equity awards are currently being granted.

Voting Recommendation

FOR the approval of the Incentive Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices. If the Incentive Plan is not approved by our stockholders, the Amended and Restated Omnibus Incentive Plan in its current form will remain in effect.

General

The purpose of the Incentive Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Class A common stock and the achievement of other performance objections and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The Incentive Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in the our success.

Term

The Incentive Plan will become effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with the terms of the Incentive Plan.

Administration

The Incentive Plan may be administered by the Board, a committee designated by the Board, and/or their respective delegates. The Board currently contemplates that the Compensation Committee will administer the Incentive Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the Incentive Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the Incentive Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the Incentive Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the Incentive Plan and any award granted under the Incentive Plan; and to authorize any person to execute on behalf of the Company all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of the Company or any of our subsidiaries are eligible), are eligible to participate in the Incentive Plan.

Available Shares

Subject to the adjustment provisions included in the Incentive Plan, a total of 1,650,870 shares of our Class A common stock, less one share for every one share granted under the Amended and Restated Omnibus Incentive Plan after June 30, 2018, would be authorized for awards granted under the Incentive Plan. The amount of available shares reflects the carrying over to the new Incentive Plan of the number of shares reserved for issuance under the Amended and Restated Omnibus Incentive Plan as of June 30, 2018. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares which may be subject to or delivered under awards granted under the Incentive Plan and will be available for future awards granted under the Incentive Plan. In addition, if any shares subject to an award under the Amended and Restated Omnibus Incentive Plan are canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) after June 30, 2018, then such shares subject to an award under the Amended and Restated Omnibus Incentive Plan will, to the extent of such cancellation, expiration, settlement in cash, non-issuance, or forfeiture, again be available for grant under the Incentive Plan on a one-for-one basis.

Types of Awards

We may grant the following types of awards under the Incentive Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The Incentive Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The Incentive Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Class A common stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the Incentive Plan, which exercise price cannot be less than the fair market value (as defined in the Incentive Plan) of our Class A common stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Incentive Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of Class A common stock the excess of the fair market value (as defined in the Incentive Plan) of our Class A common stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Incentive Plan shall be granted subject to the same terms and conditions applicable to options granted under the Incentive Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Incentive Plan and may, but need not, relate to a specific option granted under the Incentive Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Class A common stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Incentive Plan. Such awards may be made in addition to or in conjunction with other awards under the Incentive Plan. Such awards may include unrestricted shares of our Class A common stock, which may be awarded, without limitation (except as provided in the Incentive Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Class A common stock from us.

Award Limits

Subject to the terms of the Incentive Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the Incentive Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the Incentive Plan. Notwithstanding any other provisions of the Incentive Plan to the contrary, the aggregate grant date fair value (computed as specified in the Incentive Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed one hundred thousand (100,000) shares.

New Plan Benefits

The amounts of future grants under the Incentive Plan are not determinable as awards under the Incentive Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the Incentive Plan or the amount or types of such any such awards. Information regarding awards granted under the Amended and Restated Omnibus Incentive Plan during fiscal 2018 for our directors and named executive officers can be found under “Executive Compensation” and “Director Compensation.”

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior o the date an award is vested and settled.

Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on the Board by a non-employee director for any reason or a termination of employment (as defined in the Incentive Plan) due to disability (as defined in the Incentive Plan), retirement (as defined in the Incentive Plan), death, or otherwise (including termination for cause (as defined in the Incentive Plan)) will have on any award. Unless otherwise provided in the award agreement:

●
Upon termination from membership on the Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture, or (ii) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock based award held by a non-employee director at the time of termination from membership on the Board for a reason other than disability or death will immediately be cancelled and forfeited.

●
Termination from membership on the Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock based award that vests on the basis of attainment of performance criteria (as defined in the Incentive Plan), the pro rata vested amount will be based upon the target award.

●
Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award or other stock based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

●
Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

●
Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination for cause.

Change of Control

In the event of a change of control (as defined in the Incentive Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●
On the date that a change of control occurs, all options and stock appreciation rights awarded under the Incentive Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●
Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the Incentive Plan regarding employment termination (described above) will govern (as applicable).

●
On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to the Company will lapse and such awards will be fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within thirty (30) days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

●
The administrator, in its discretion, may determine that, upon the occurrence of a change of control of the Company, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the administrator, in its discretion, determines, and if there is no excess value, the administrator may, in its discretion, cancel such awards.

●
An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if following the change of control the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a change of control is not solely common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made to the administrator in its sole discretion and its determination will be conclusive and binding.

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this Proxy Statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the Incentive Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price and the fair market value of our Class A common stock on the date of exercise, such amount is treated as compensation and is subject to both income and wage tax withholding, and we may claim a tax deduction for the same amount, and (iii) on disposition, appreciation, or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the shares acquired on option exercise are disposed of in a non-qualifying disposition before the holding period requirements are met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Other Awards. The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code. Awards granted under the Incentive Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Incentive Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the Incentive Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Amendment and Termination

The administrator may amend, alter, or discontinue the Incentive Plan or any award agreement, but any such amendment is subject to the approval of the Company’s stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by the Company’s stockholders and subject to the terms of the Incentive Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the Incentive Plan; (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the Incentive Plan; or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the Incentive Plan without stockholder approval.

No amendment, suspension or termination of the Incentive Plan will impair the rights of any participant with respect to an outstanding award, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Incentive Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the Incentive Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Incentive Plan prior to the date of such termination.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2018 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed Moore Stephens Lovelace, as our independent registered public accounting firm for our fiscal year ending June 30, 2019. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Moore Stephens Lovelace to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Voting Recommendation

FOR the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm.

Change in Independent Registered Public Accounting Firm

As previously disclosed by us in a Current Report on Form 8-K filed on December 8, 2017 with the SEC, the Audit Committee conducted a competitive process to determine our independent registered public accounting firm for the fiscal year ending June 30, 2018. We invited several independent registered public accounting firms to participate in this process, including our then-current independent registered public accounting firm for our fiscal years ended June 30, 2017 and 2016. Following a review of proposals from the firms that participated in the process, on December 4, 2017, the Audit Committee approved, and the Board ratified the Audit Committee’s approval of, the dismissal of our then-current independent registered public accounting firm BDO USA LLP (“BDO”), our independent registered public accounting firm for the fiscal years ended June 30, 2017 and 2016. On the same date, the Audit Committee engaged Moore Stephens Lovelace, an independent member of the Moore Stephens International Limited association network of firms, as the new independent registered public accounting firm for the fiscal year ending June 30, 2018. Moore Stephens Lovelace’s engagement was ratified by the Board.

BDO’s reports on our consolidated financial statements as of and for the fiscal years ended June 30, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2017 and 2016, and the subsequent interim periods through December 4, 2017, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between us and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference in connection with its opinion to the subject matter of the disagreement.

As previously reported and as discussed under Item 9A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017, management did not identify any material weaknesses in the our internal control over financial reporting. There are no reportable events under Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act that occurred during the fiscal years ended June 30, 2017 and 2016 and through December 4, 2017.

Prior to engaging Moore Stephens Lovelace, we did not consult with Moore Stephens Lovelace regarding (a) the application of accounting principles to a specific completed or contemplated transaction regarding the type of audit opinions that might be rendered by Moore Stephens Lovelace on our financial statements, and Moore Stephens Lovelace did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing, or financial reporting issue, or (b) a disagreement or reportable event as described under Item 304(a)(2)(11) of Regulation S-K.

The report of independent registered public accounting firm issued by BDO regarding our financial statements for the fiscal year ended June 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Representatives of Moore Stephens Lovelace will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Audit Fees

The following table presents fees paid or to be paid for professional audit services rendered by Moore Stephens Lovelace and BDO for the audit of our annual financial statements during the years ended June 30, 2018 and 2017, review of financial statements included in our quarterly reports during the years ended June 30, 2018 and 2017, and fees billed for other services rendered by BDO:

	Fiscal 2018	Fiscal 2018	Fiscal 2017
	Moore Stephens Lovelace	BDO	BDO

Audit Fees (1)	$140,000	$10,000	$184,831
Audit-Related Fees (2)		30,000	92,579
Tax Fees	20,000		20,725
All Other Fees (3)			27,860

Total All Fees	$160,000	$40,000	$326,095

(1)
Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.
(2)
Audit-related fees in fiscal 2017 pertained to work performed concerning the due diligence and audit of ISP. We acquired ISP, and its wholly owned subsidiary, ISP Optics Latvia, SIA on December 21, 2016.
(3)
All Other Fees consist of fees billed for professional services rendered for transfer pricing studies.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by Moore Stephens Lovelace, as applicable. The Audit Committee has pre-approved all fees for audit, audit related and non-audit work performed.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2018, as audited by Moore Stephens Lovelace our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Moore Stephens Lovelace the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from Moore Stephens Lovelace required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with BDO its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that three members of the Audit Committee, Mr. Leeburg, Mr. Faris, and Mr. Dunham, qualify as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee's oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2018, be included in our Annual Report for such fiscal year.

Audit Committee: Louis Leeburg, Chairman Dr. Steven Brueck M. Scott Faris Craig Dunham

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2018 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2018, which contains our Form 10-K for the fiscal year ended June 30, 2018, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors, J. James Gaynor President & Chief Executive Officer Orlando, Florida October 1, 2018

APPENDIX A

PROPOSED 2018 STOCK AND INCENTIVE COMPENSATION PLAN

1. Purpose of the Plan.

The purpose of this Plan is to enhance shareholder value by linking the compensation of officers, directors, key employees and consultants of the Company to increases in the price of LightPath Technologies, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the shareholders’ interest and share in the Company’s success.

2. Definitions.

As used herein, the following definitions shall apply:

(a)   “Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b)   “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c)   “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d)   “Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e)   “Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

(f)   “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly, as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(g)   “Board” means the Board of Directors of the Company.

(h)   “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Agreement:

(i)   any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock or the like (a "Group"), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company's Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or

(ii)   any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or

(iii)   a majority of members of the Company's Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

(iv)   any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change of Control if the assets are transferred to:

(1)
a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(2)
an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

(3)
a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(4)
an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or

(v)    Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.

(i)   “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(j)   “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.

(k)   “Common Shares” means the Class A Common Stock of the Company, or any security of the Company issued in substitution, exchange or lieu thereof.

(l)   “Company” means LightPath Technologies, Inc., a Delaware corporation, or, except as utilized in the definition of Change of Control, its successor.

(m)   “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

(n)   “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(o)   “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”

(p)   “Disability” means (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

(q)   “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r)   “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(s)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended and any successor thereto.

(t)   “Fair Market Value” means the closing price for the Common Shares reported on a consolidated basis on the primary national securities exchange on which such Common Shares are traded on the date of measurement, or if the Common Shares were not traded on such measurement date, then on the next preceding date on which Common Shares were traded, all as reported by such source as the Committee may select. If the Common Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

(u)   “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v)   “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.

(w)   “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(x)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)   “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(z)   “Other Stock-Based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

(aa)   “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(bb)   “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(cc)    “Plan” means this 2018 Stock and Incentive Compensation Plan, as set forth herein and as hereafter amended from time to time.

(dd)   “Retirement” means, unless the Administrator determines otherwise, voluntary Termination of Employment by a Participant from the Company and its Affiliates after attaining age 60 and having completed at least 10 years of service for the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company.

(ee)   “Securities Act” means the United States Securities Act of 1933, as amended.

(ff)   “Share” means a Common Share, as adjusted in accordance with Section 15 of the Plan.

(gg)   “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(hh)   “Stock Award” means an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii)   “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj)    “Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

(kk)   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.

(ll)   “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

(mm)   “Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

3. Stock Subject to the Plan.

(a)   Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is 1,650,870 Shares, less one Share for every one Share granted under any prior plan after June 30, 2018. After the Effective Date of the Plan (as provided in Section 6), no awards may be granted under any prior plan. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Prior plans include the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan.

(b)   Code Section 422 Limits; Limit on Awards to Directors. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year shall not exceed one hundred thousand (100,000) Shares.

(c)   Share Counting Rules.

(i)   For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan. In addition, if any Shares subject to an award under any prior plan are canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) after June 30, 2018, then such Shares subject to an award under any prior plan shall, to the extent of such cancellation, expiration, settlement in cash, non-issuance or forfeiture, again be available for grant under this Plan on a one-for-one basis.

(ii)   Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall not be available for grant under the Plan. Similarly, if any Shares subject to an award under any prior plan are, after December 31, 2017, either retained by the Company in payment or satisfaction of the purchase price of an award or the tax withholding obligation of an awardee, or if Shares are delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an award or the tax withholding obligation of an awardee under a prior plan, then such Shares subject to an award under any prior plan shall not, to the extent of such tendering or withholding, again be available for grant under this Plan.

(iii)   Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).

4. Administration of the Plan.

(a)   Procedure.

(i)   Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and/or their respective delegates.

(ii)   Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii)   Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

(iv)   Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v)   Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)   Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)   to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)   to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii)   to determine the type of Award to be granted to the selected Employees,

Consultants and Non-employee Directors;

(iv)   to approve forms of Award Agreements;

(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)   to correct administrative errors;

(vii)   to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)   to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)   to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such modification or amendment (A) is subject to the minimum vesting provisions under the Plan, if any, and the plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi)   to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)   to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)   to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv)   to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi)   to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)   Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d)   Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility.

Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect from the date the Plan is approved by the shareholders of the Company (the “Effective Date”) until terminated under Section 16 of the Plan.

7. Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Common Shares is prohibited by law or the Company’s insider trading policy to the 30th day after the expiration of the prohibition.

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a)   Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)   Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.

(c)   No Option Repricings. Subject to Section 15(a) of the Plan, the exercise price of an Option may not be reduced without shareholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without shareholder approval.

(d)   No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e)   Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Unless otherwise provided in the Award Agreement, no Option shall vest and be exercisable sooner than one year after its Grant Date. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f)   Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i)   cash;

(ii)   check or wire transfer (denominated in U.S. Dollars);

(iii)   subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv)   subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v)   consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vii)   any combination of the foregoing methods of payment.

(g)   Procedure for Exercise; Rights as a Shareholder.

(i)   Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii)   An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii)   Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)   The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

9. Incentive Stock Option Limitations/Terms.

(a)   Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company.

(b)   $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)   Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d)   Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e)   Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10. Stock Appreciation Rights.

A “Stock Appreciation Right” or “SAR” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11. Stock Awards.

(a)   Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Award shall vest sooner than one year after its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b)   Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”

(c)   Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Shares covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber a Stock Award.

12. Stock Unit Awards and Other Stock-Based Awards.

(a)   Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Unit Award shall vest sooner than one year after its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b)   Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”

(c)   Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d)   Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(e)   Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(f)   Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.

13. Other Provisions Applicable to Awards.

(a)   Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)   Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, personal performance evaluations and/or completion of service, either individually, alternatively or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.

(c)   Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, Retirement, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:

(i)   Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death, any Option or SAR held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award or Other Stock Based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.

(ii)   Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability or death shall remain exercisable for one year thereafter, or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iii)   Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one year after such Termination of Employment due to Disability or death, or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iv)   Any Option or SAR held by an Awardee at Retirement that occurs at least one year after the Grant Date of the Option or SAR will remain outstanding for the remaining term of the Option or SAR and continue to vest; any Stock Award, Stock Unit Award or Other Stock Based Award held by an Awardee at Retirement that occurs at least one year after the Grant Date of the Award shall also continue to vest and remain outstanding for the remainder of the term of the Award.

(v)   Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.

14.   Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards or Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15. Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a)   Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b)   Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability and valuation provisions shall apply:

(i)   On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control.

(ii)   Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two years after a Change of Control, or within two years after a Change of Control because of the Awardee’s death, Retirement, Disability or Termination for Cause, the provisions of Section 13(c) of the Plan shall govern (as applicable).

(iii)   On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards and Other Stock-Based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards and Other Stock-Based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control, and any performance based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.

(iv)   The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(v)   An Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(c)   Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16. Amendment and Termination of the Plan.

(a)   Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company and subject to Section 16(b), no such amendment shall be made that would:

(i)   increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii)   reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii)   reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without shareholder approval.

(b)   Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)   Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20. Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23. Governing Law; Interpretation of Plan and Awards.

(a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b)   In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)   The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

24. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a)   If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b)   The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c)   Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d)   In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e)   In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f)   Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:
(a)   The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)   Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

27. Foreign Employees and Consultants.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28. Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

PROXY

ANNUAL MEETING OF STOCKHOLDERS
LIGHTPATH TECHNOLOGIES, INC.
November 15, 2018

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR proposals 1, 2, 3, and 4.

The undersigned hereby appoints Robert Ripp (the "Proxy"), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Thursday, November 15, 2018 at 11:00 a.m. EDT at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida 32827, and at any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of Class A common stock of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

The Annual Report & Proxy Statement are available at http://www.viewproxy.com/lightpath/fiscal2019.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Proposal 1: To approve the election of the Class III Directors.

The nominees are:

	FOR	WITHHOLD
01 Sohail Khan	☐	☐
02 Dr. Steven Brueck	☐	☐
03 M. Scott Faris	☐	☐

Proposal 2: To approve the 2018 Omnibus Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN

CONTROL NUMBER

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 4: To ratify the selection of Moore Stephens Lovelace, P.A. as independent registered public accounting firm.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Annual Meeting, please check here ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED **FOR** ALL ITEMS UNDER PROPOSALS 1, 2, 3, and 4.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated October 1, 2018 and a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2018.

Date: ______________________________ , 2018

Signature: ______________________________

Signature (Joint Owners): ______________________________

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

SCAN TO VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/LPTH

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.